Trade and other receivables	12 Months Ended
Dec. 31, 2020
Trade and other receivables
Trade and other receivables

13.Trade and other receivables

As of December 31, 2020, trade and other receivables consisted of the following:

	Total as of	Expected credit loss	Net as of
	December 31,	allowance/ Provision for	December 31,
	2020	impairment	2020
Cash receivable from agents	2,358	(150)	2,208
Deposits issued to merchants	4,639	(17)	4,622
Commissions receivable	135	(19)	116
Other receivables	343	(97)	246
Total financial assets	7,475	(283)	7,192
Advances issued	254	(1)	253
Total trade and other receivables	7,729	(284)	7,445

As of December 31, 2019, trade and other receivables consisted of the following:

	Total as of	Expected credit loss	Net as of
	December 31,	allowance/ Provision	December 31,
	2019	for impairment	2019
Cash receivable from agents	2,947	(199)	2,748
Deposits issued to merchants	2,690	(12)	2,678
Commissions receivable	158	(21)	137
Other receivables	276	(56)	220
Total financial assets	6,071	(288)	5,783
Advances issued	380	(1)	379
Total trade and other receivables	6,451	(289)	6,162

The amounts in the tables show the maximum exposure to credit risk regarding Trade and other receivables. The Group has no internal grading system of Trade and other receivables for credit risk rating grades analysis.

An analysis of the changes in the ECL allowances due to changes in the corresponding gross carrying amounts for the years ended December 31 was the following:

	2018	2019	2020
ECL allowance as of January 1,	(578)	(366)	(289)
Changes because of financial instruments (originated or acquired)/ derecognized during the reporting period	5	(9)	(57)
Amounts written off	207	86	62
ECL allowance as of December 31,	(366)	(289)	(284)

Receivables are non-interest bearing, except for agent receivables bearing, generally, interest rate of 20%‑36% per annum and credit terms generally do not exceed 30 days. There is no requirement for collateral for customers to receive an overdraft.